Supplement dated September 14, 2016

to each of the following Statements of Additional Information (each an “SAI” and collectively the “SAIs”)

SAI	SAI Form # and Date
RiverSource® Variable Annuity Account	S-6318 CA (5/16) May 1, 2016
RiverSource® Variable Account 10	S-6325 CA (5/16) May 1, 2016
RiverSource® Account F	S-6323 CA (5/16) May 1, 2016
RiverSource® Variable Life Separate Account	S-6333 CA (5/16) May 1, 2016
RiverSource® of New York Variable Annuity Account	S-6343 CA (5/16) May 1, 2016
RiverSource® of New York Account 8	S-6337 CA (5/16) May 1, 2016

Effective immediately the information in the “Independent Registered Public Accounting Firm” section in each of the above mentioned SAIs is revised to include the following:

RiverSource Life Insurance Company (“RiverSource Life”) and its wholly owned subsidiary RiverSource Life Insurance Co. of New York (“RVS Life of NY”) (collectively referred as the “Company”) prepare financial statements in accordance with U.S. generally accepted accounting principles and has engaged PricewaterhouseCoopers LLP (“PwC”) to serve as its independent registered public accounting firm. From time to time, the Financial Accounting Standards Board, the SEC and other regulators may change the financial accounting and reporting standards governing the preparation of the Company’s financial statements. In addition, the conduct of the Company’s independent registered public accounting firm is overseen by the Public Company Accounting Oversight Board. These and other regulators may make additional inquiries regarding, or change their application of, existing laws and regulations regarding the Company’s independent auditor, financial statements or other financial reports and the possibility of such additional inquiries or changes is increasing in frequency in connection with broader market reforms. These changes are difficult to predict, and could impose additional governance, internal control and disclosure demands. In some cases, the Company could be required to apply a new or revised standard retroactively, resulting in the Company restating prior period financial statements. It is possible that the changes could have a material adverse effect on the Company’s financial condition and results of operations.

PwC has informed the Company that it has identified a potential issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. Pursuant to the SEC’s application of the Loan Rule, PwC has advised the Company that certain relationships between PwC and its lenders who also are record owners of various funds in the Columbia Threadneedle family of funds (collectively, the “Columbia Threadneedle Funds”) or certain other entities within the Ameriprise Financial investment company complex, may implicate the Loan Rule.

On June 20, 2016, the SEC staff issued a “no-action” letter (the Loan Rule No-Action Letter) confirming that it would not recommend that the SEC commence enforcement action against an unrelated fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

If it was determined that PwC was not independent, or the Company does not receive some form of exemptive relief, among other things, the financial statements audited by PwC and the interim financial statements reviewed by PwC may have to be audited and reviewed, respectively, by another independent registered public accounting firm. PwC has advised us that, based on its knowledge and analyses of the Company’s facts and circumstances, it is not aware of any facts that would preclude reliance by RiverSource Life, its affiliates and other entities within the Ameriprise Financial investment company complex on the no-action letter. PwC has also affirmed to the Company that they are able to exercise objective and impartial judgment in their audits of RiverSource Life, its affiliates and the Columbia Threadneedle Funds, are independent accountants within the meaning of PCAOB Rule 3520 and in their view can continue to serve as the Company’s independent registered public accounting firm.

The rest of the section remains the same.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

S-6318-4 A (9/16)